DUNHAM FUNDS

Dunham Monthly Distribution Fund

Class A (DAMDX) | Class C (DCMDX) | Class N (DNMDX)

Supplement dated November 10, 2025 to the Statutory Prospectus (the “Prospectus”)
and Summary Prospectus each dated March 1, 2025, as amended.

This Supplement dated November 10, 2025 supersedes and replaces in its entirety the Supplement dated October 1, 2025, which contained an inadvertent error. This Supplement also updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective September 30, 2025, the section entitled “Sub-Adviser Portfolio Managers” on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

The portfolio managers on the event driven team who are primarily responsible for the day-to-day management of the Fund are Doug Francis and Cole Weppner. Mr. Francis joined GMO in December 2009 and Mr. Weppner joined GMO in 2017. Mr. Francis began managing the Fund in 2021. Mr. Weppner began managing the Fund in 2025.

Effective September 30, 2025, the section entitled “Dunham Monthly Distribution Fund” on page 111 of the Prospectus is deleted and replaced with the following:

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) was founded in 1977 and is organized as a Massachusetts limited liability company that is controlled by active employee-members. As of December 31, 2024, GMO had approximately $64.8 billion in assets under management.

For over 40 years, GMO’s only business has been to partner with a broad range of sophisticated investors, including many of the world’s leading institutions, financial intermediaries, and philanthropic families. GMO offers a broad range of investment strategies, including equity and fixed income strategies across global developed and emerging markets, multi-asset class strategies, and alternative strategies. GMO’s global client base includes institutional investors (e.g., endowments, foundations, employee benefit, pension, and defined contribution plans, and governmental and supranational entities), family offices and high net worth individuals, and intermediaries and wealth managers (e.g., private banks and Registered Investment Advisors).

GMO’s offices include its headquarters in Boston, Massachusetts, and offices in Amsterdam, London, San Francisco (Berkeley), Singapore, and Sydney. GMO also has a representative office in Tokyo, Japan.

The GMO event driven team has primary responsibility for the day-to-day investment decisions of the Fund. Please see the team members and the biographies below.

Doug Francis

Portfolio Manager

Mr. Francis is engaged in managing GMO’s Event-Driven portfolio. Previously at GMO, he was a member of the Global Equity team. Prior to joining GMO in 2009, he was a managing director for Tisbury Capital Management LP. Previously, he was also a managing director (equities) for Sowood Capital Management LP and a managing principal at Pegasus Investments LLC. Mr. Francis earned his B.A. in Economics from Trinity College and his MBA from Boston University.

Cole Weppner

Portfolio Manager

Mr. Weppner is engaged in managing GMO’s Event-Driven portfolio. Mr. Weppner is engaged in research for GMO’s Event-Driven portfolio. Prior to joining GMO full time in 2017, he held a co-op position at GMO also performing research for Event-Driven. Mr. Weppner earned his B.S in Mathematics and Business Administration from Northeastern University.

Effective November 1, 2025, the Benchmark Index of the Dunham Monthly Distribution Fund is the S&P Merger Arbitrage Total Return Local Currency Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” beginning on page 56 of the Prospectus and page 1 of the Summary Prospectus of the Dunham Monthly Distribution Fund. The tables describing the expenses of the Fund are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	0.90%	0.90%	0.90%
Remaining Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.38%

(1)	Management Fees have been restated to reflect a new benchmark index that is effective November 1, 2025. The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.22% to 0.98%, based on the Fund’s performance relative to the S&P Merger Arbitrage Total Return Local Currency Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund on page 56 of the Prospectus and page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$826	$1,345	$1,890	$3,368
Class C	$341	$1,039	$1,760	$3,667
Class N	$241	$742	$1,270	$2,716

The information under the subheading “Performance—Average Annual Total Return” on page 60 of the Prospectus and on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Dunham Monthly Distribution Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	5.52%	2.32%	2.18%
return after taxes on distributions	2.02%	1.22%	1.09%
return after taxes on distributions and sale of Fund shares	3.19%	1.39%	1.32%
Class C Shares
return before taxes	4.44%	1.30%	1.15%
Class A Shares
return before taxes	-0.78%	0.87%	1.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
S&P Merger Arbitrage Total Return Local Currency Index** (reflects no deduction for fees, expenses, or taxes)	6.38%	3.72%	3.15%
Credit Suisse Merger Arbitrage Liquid Index (reflects no deduction for fees, expenses, or taxes)	2.68%	4.05%	3.54%
Morningstar Event Driven Category (return before taxes)***	4.14%	3.90%	3.38%

*	On April 1, 2021, the Fund’s principal investment strategy was materially changed. Therefore, the Fund’s performance prior to that date may have been different had the current principal investment strategy been in place.

**	In prior prospectuses, the Fund compared its performance against the Credit Suisse Merger Arbitrage Liquid Index. The Fund’s Adviser believes the S&P Merger Arbitrage Total Return Local Currency Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the S&P Merger Arbitrage Total Return Local Currency Index will replace the Credit Suisse Merger Arbitrage Liquid Index as the Fund’s primary benchmark in future comparisons.

***	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference